SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2006

Charles River Laboratories International, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-15943		06-1397316
(Commission File Number)		(IRS Employer Identification No.)

251 Ballardvale St., Wilmington,
Massachusetts		01887
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 978-658-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Matters

     On June 5, 2006, the Registrant issued a press release announcing the launch of its offering of approximately $300 million in Convertible Senior Notes (the “Offering”), and its intention to purchase approximately $125 million of common stock in connection with the Offering. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.

     On June 6, 2006, the Registrant issued a press release announcing the pricing of the Offering. A copy of the press release is filed with this Form 8-K as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

     Exhibit 99.1          Press release dated June 5, 2006

     Exhibit 99.2          Press release dated June 6, 2006

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles River Laboratories International, Inc.

Date:	June 7, 2006	By:	/s/ Joanne P. Acford

			Name:	Joanne P. Acford
			Title:	Corporate Senior Vice President, General Counsel and Corporate Secretary